UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2021 (November 9, 2021)

Blockchain Coinvestors Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41050	98-1607883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 1093, Boundary Hall

Cricket Square, Grand Cayman

KY1-1102, Cayman Islands

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +1 (345) 814-5726

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	BCSAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share, included as part of the Units	BCSA	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the Units	BCSAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 15, 2021, Blockchain Coinvestors Acquisition Corp. I (the “Company”) consummated its initial public offering (the “IPO”) of 30,000,000 units (the “Units”), including 3,900,000 Units issued pursuant to the partial exercise of the underwriters’ over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A ordinary share”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $300,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statements on Form S-1 (File Nos. 333-259091 and 333-260939) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on August 26, 2021 (as amended, the “Registration Statement”):

•

An Underwriting Agreement, dated November 9, 2021 (the “Underwriting Agreement”), by and among Company, Cantor Fitzgerald & Co. and Moelis & Company LLC, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•

A Warrant Agreement, dated November 9, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•

An Investment Management Trust Agreement, dated November 9, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•

A Registration and Shareholder Rights Agreement, dated November 9, 2021, by and among the Company, the Company’s sponsor, Blockchain Coinvestors Acquisition Sponsors I LLC (the “Sponsor”) and the holders signatory thereto, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•

A Private Placement Units Purchase Agreement, dated November 9, 2021 (the “Private Placement Units Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	An Administrative Services Agreement, dated November 9, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•

Letter Agreements, dated November 9, 2021 (the “Letter Agreement”), by and among the Company, its officers, its directors and the Sponsor, the form of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•

Indemnity Agreements, dated November 9, 2021, by and between the Company and each of Lou Kerner, Matthew C. Le Merle, Alison Davis, Gary Cookhorn, Rebecca Macieira-Kaufmann, and Colin Wiel, the form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Units Purchase Agreement, the Company completed the private sale to the Sponsor of an aggregate of 1,322,000 units (the “Private Placement Units”) to the Sponsor at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $13,220,000. The Placement Units are identical to the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2021, in connection with the IPO, Gary Cookhorn, Rebecca Macieira-Kaufmann, and Colin Wiel were appointed to the board of directors of the Company (the “Board”) and to the Board’s Audit Committee, Compensation Committee, and Nominating Committee, with Mr. Cookhorn serving as chair of the Audit Committee, Mr. Wiel serving as chair of the Compensation Committee and Ms. Macieira-Kaufmann serving as chair of the Nominating Committee.

On November 9, 2021, in connection with their appointments to the Board, each Director entered into a Letter Agreement as well as an Indemnity Agreement with the Company.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the form of Letter Agreement and the form of Indemnity Agreement do not purport to be complete and are qualified in their entireties by reference to the form of Letter Agreement and form of Indemnity Agreement, copies of which are attached as Exhibit 10.5 hereto and Exhibit 10.6 hereto, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On November 9, 2021, in connection with the IPO, the Company filed its Amended and Restated Memorandum and Articles of Association with the Cayman Islands General Registry, effective the same day. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $306,000,000, comprised of the proceeds from the IPO after offering expenses and a portion of the proceeds of the sale of the Private Placement Units to the Sponsor, was placed in a U.S.-based trust account, maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its franchise and income, if any (less up to $100,000 interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it has not consummated an initial business combination within 18 months from the closing of the IPO, or (iii) the redemption of any of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (a) to modify the substance or timing of the Company’s obligation to provide holders of its Class A ordinary shares the right to have their shares redeemed in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if the Company does not complete its initial business combination within 18 months from the closing of the IPO or (b) with respect to any other provision relating to the rights of holders of the Company’s Class A ordinary shares.

On November 9, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On November 15, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 9, 2021, by and among the Company, Cantor Fitzgerald & Co. and Moelis & Company LLC.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated November 9, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Investment Management Trust Agreement, dated November 9, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.2	Registration and Shareholder Rights Agreement, dated November 9, 2021, by and between the Company, the Sponsor and the holders signatory thereto.

10.3	Private Placement Units Purchase Agreement, dated November 9, 2021, by and between the Company and the Sponsor.

10.4	Administrative Services Agreement, dated November 9, 2021, by and between the Company and the Sponsor.

10.5	Form of Letter Agreement, dated November 9, 2021, by and among the Company, its officers and directors and the Sponsor.

10.6	Form of Indemnity Agreement between the Company and each of its officers and directors.

99.1	Press Release, dated November 9, 2021.

99.2	Press Release, dated November 15, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blockchain Coinvestors Acquisition Corp. I

	By:	/s/ Lou Kerner
Name: Lou Kerner
Title: Chief Executive Officer
Dated: November 16, 2021